UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2010

ICX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-33793

DELAWARE	#77-0619113
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2100 Crystal Drive, Suite 650, Arlington, VA 22202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 678-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 16, 2010, ICx Technologies, Inc. (“ICx”) issued a press release announcing its financial results for the six months and quarter ended June 30, 2010. The press release contains forward-looking statements regarding ICx, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued August 16, 2010, is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act. As noted in the press release, ICx announced by separate press release on August 16, 2010, a definitive merger agreement providing for an acquisition of ICx on the terms and conditions provided for in the merger agreement. ICx also cancelled its earnings call that had been scheduled for the afternoon of August 16, 2010.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release issued by ICx Technologies, Inc. dated August 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICX TECHNOLOGIES, INC.
(Registrant)

By	/s/ Colin J. Cumming
Colin J. Cumming
Chief Executive Officer

Date: August 16, 2010